Prospectus supplement dated March 26, 2021
to the following prospectus(es):
Nationwide Destination Architect 2.0 prospectus dated May 1, 2020
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
On November 18, 2020, the Board of Trustees of Delaware VIP Trust (the "Board"), approved the merger of Delaware Variable Insurance Product Trust – Delaware VIP Value Series (the "Target Fund") into the Lincoln Variable Insurance Products Trust – LVIP Delaware Value Fund (the "Surviving Fund"). Subject to shareholder approval, the merger will be effective on or about April 30, 2021 (the "Effective Date").
As of the Effective Date, the following changes apply to the contract/policy:
•	the Target Fund will no longer be available to receive transfers or new purchase payments;
•	the Target Fund will transfer all or substantially all of its assets to the Surviving Fund in exchange for shares of the Surviving Fund; and
•	the Surviving Fund will assume all liabilities of the Target Fund.
Accordingly, the following changes apply to the prospectus:
(1)	Appendix A: Underlying Mutual Funds is amended to add the following:
Lincoln Variable Insurance Products Trust – LVIP Delaware Value Fund: Service Class
Investment Advisor:	Lincoln Investment Advisors Corporation
Sub-advisor:	Delaware Investments Fund Advisers
Investment Objective:	The Fund seeks long-term capital appreciation.
(2)	All references in the prospectus to the Target Fund are deleted and replaced with the Surviving Fund.
PROS-0444
1